Income Taxes	12 Months Ended
Dec. 31, 2020
Income Tax Disclosure [Abstract]
Income Taxes

Note 9. Income Taxes

Deferred income taxes reflect the net effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The Company’s deferred tax assets relate primarily to its net operating loss carryforwards and other balance sheet basis differences. In accordance with ASC 740, the Company recorded a valuation allowance to fully offset the gross deferred tax asset, because it is not more likely than not that the Company will realize future benefits associated with these deferred tax assets at December 31, 2020 and 2019. During the years ended December 31, 2020 and 2019, there was no income tax expense.

Significant components of the Company’s deferred tax assets at December 31, 2020 and 2019:

	December 31, 2020	December 31, 2019
Deferred tax assets:
Net-operating loss carryforwards	$2,008,000	$1,267,000
Stock-based compensation	688,000	307,000
Accrued payroll	297,000	197,000
R&D credit	10,000	10,000
Other	77,000	45,000
Total deferred tax assets	3,080,000	1,826,000
Valuation allowance	(3,080,000)	(1,826,000)
Net deferred tax asset	$—	$—

The change in the valuation allowance for the years ended December 31, 2020 and 2019 was an increase of $1,254,000 and 954,000, respectively.

The Company’s reconciliation of the federal statutory tax rate and the effective tax rates for the years ended December 31, 2020 and 2019 is as follows:

	December 31, 2020	December 31, 2019
Federal statutory rate	21.0%	21.0%
Increase (decrease) in tax expense at federal statutory rate
Change in valuation allowance	-21.0%	-20.9%
Other	-	-0.1%
Effective tax rate	0.0%	0.0%

The Company had approximately $6,951,000 of gross net operating loss (“NOL”) carryforwards, for both federal and state, as of December 31, 2020.

Sections 382 and 383 of the Internal Revenue Code, and similar state regulations, contain provisions that may limit the NOL carryforwards available to be used to offset income in any given year upon the occurrence of certain events, including changes in the ownership interests of significant stockholders. In the event of a cumulative change in ownership in excess of 50% over a three-year period, the amount of the NOL carryforwards that the Company may utilize in any one year may be limited.

From the total of the Company’s federal NOL of $6,951,000, $326,000 expires in 2037, and the remaining NOL has an indefinite carryover period. The Company’s state NOL’s of $6,951,000 expire from 2037 through 2040.

On March 27, 2020, the Coronavirus Aid, Relief, and Economic Security Act, or the CARES Act, was signed into law to address the COVID-19 crisis. The CARES Act is an approximately $2 trillion emergency economic stimulus package that includes numerous U.S. federal income tax provisions, including the modification of: (i) net operating loss rules, (ii) the alternative minimum tax refund and (iii) business interest deduction limitations under Section 163(j) of the Internal Revenue Code of 1986, as amended, or the Code. The effects of this legislation will be taken into consideration in the period of enactment in 2020. The changes in federal tax will not have a material effect on the tax liability of the Company.